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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)          June 18, 1995
                             FIRST UNION CORPORATION
             (Exact name of registrant as specified in its charter)
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       NORTH CAROLINA               1-10000            56-0898180
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(State of other jurisdiction      (Commission        (IRS Employer
      of incorporation)          File Number)     Identification No.)
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         ONE FIRST UNION CENTER
        CHARLOTTE, NORTH CAROLINA            28288-0013
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(Address of principal executive offices)     (Zip Code)
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Registrant's telephone number, including area code         (704)374-6565
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.
     As previously reported, on June 18, 1995, First Union Corporation (the "Corporation") entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Fidelity Bancorporation ("First Fidelity"), which provides, among other things, for (i) the merger (the "Merger") of First Fidelity with and into a wholly-owned subsidiary of the Corporation, (ii) the exchange of each outstanding share of First Fidelity common stock for 1.35 shares of the Corporation's common stock, subject to adjustment under certain circumstances, and (iii) the exchange of each share of the three outstanding series of First Fidelity preferred stock for one share of a new series of the Corporation's Class A Preferred Stock containing substantially identical terms to the series being exchanged therefor, all subject to the terms and conditions contained in the Merger Agreement.
     In connection with the execution of the Merger Agreement, First Fidelity granted an option to the Corporation to purchase, under certain circumstances, up to 19.9 percent of the outstanding shares of First Fidelity common stock at an exercise price equal to $59.00 per share, and the Corporation granted an option to First Fidelity to purchase, under certain circumstances, up to 19.9 percent of the outstanding shares of the Corporation's common stock at an exercise price of $45.875 per share.
     Consummation of the Merger is subject to receipt of regulatory and stockholder approvals, as well as other conditions set forth in the Merger Agreement. No assurance can be given that the Merger will be consummated.
     Also, in connection with the execution of the Merger Agreement, Banco Santander, S.A., the owner of approximately 30 percent of the outstanding shares of First Fidelity common stock, agreed, among other things, to vote such shares in favor of the Merger Agreement.
     Attached hereto as exhibits are (i) certain pro forma financial information with respect to the Merger and certain other pending or closed purchase accounting acquisitions referred to in Note (3) of the notes to such pro forma financial information (the "Purchase Acquisitions"), and (ii) certain historical financial information for First Fidelity.
                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         FIRST UNION CORPORATION
Date: June 30, 1995                      By: /s/ Kent S. Hathaway
                                             NAME: KENT S. HATHAWAY
                                           TITLE: SENIOR VICE PRESIDENT
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                                 EXHIBIT INDEX
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EXHIBIT NO.                  DESCRIPTION
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 (2)          Form of the Merger Agreement (including
              exhibits). (Incorporated by reference to
              Exhibit (99) to the Corporation's Current
              Report on Form 8-K dated June 21, 1995.)
 (23)         Consent of KPMG Peat Marwick LLP.
 (27)         The Corporation's Financial Data Schedule.
              (Incorporated by reference to Exhibit (27)
              to the Corporation's 1995 First Quarter
              Report on Form 10-Q.)
 (99)(a)      Pro forma financial information.
 (99)(b)      Certain First Fidelity historical
              financial information for the three years
              ended December 31, 1994, and for the first
              quarter of 1995 and 1994.
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